EXHIBIT 24(B)(4)(A)

                        Oppenheimer Bond Fund for Growth
                    Class A Share Certificate (8-1/2" x 11")

I. FRONT OF CERTIFICATE (All text and other matter lies within decorative border)

       (upper left)     box with heading: NUMBER (OF SHARES)

       (upper right)    box with heading: CLASS A SHARES;
                        certificate number above

       (centered        Bond Fund Series
       below boxes)     Series:  Oppenheimer Bond Fund for Growth

                         A MASSACHUSETTS BUSINESS TRUST

   (at left) THIS IS TO CERTIFY THAT             (at right) SEE REVERSE FOR

                                                   CERTAIN DEFINITIONS

                                                 box with number

                                                 CUSIP 097877104

   (at left)     is the owner of

                    (centered)       FULLY PAID CLASS A SHARES OF
                                     BENEFICIAL INTEREST OF

         OPPENHEIMER BOND FUND FOR GROWTH, a series of Bond Fund Series

             (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

             WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

             (at left                                        (at right
             of seal)                                         of seal)
             (signature)                                     (signature)

                                                                      Dated:

             -----------------------                         -------------------
             SECRETARY                                                PRESIDENT


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                                                            EXHIBIT 24(B)(4)(A)
                                                                    PAGE 2

                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                                BOND FUND SERIES
                                      SEAL
                                      1986
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                             Countersigned
                                         OPPENHEIMER SHAREHOLDER SERVICES
                                         (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                         Denver (Colo) Transfer Agent

                                         By ____________________________
                                                 Authorized Signature

II.  BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                   (Cust)                     (Minor)

                                          UNDER UGMA/UTMA _____________________
                                                                  (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................. hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)


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                                                             EXHIBIT 24(B)(4)(A)
                                                             PAGE 3

--------------------------------------------------------------------------------
(Please print or type name and address of assignee)

--------------------------------------------------------------------------------

________________________________________________ Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                        Signed: __________________________

                                        -----------------------------------
                                        (Both must sign if joint owners)

                                        Signature(s) __________________________
                                        guaranteed        Name of Guarantor

                                        by: ____________________________
                                             Signature of Officer/Title

(text printed
vertically to right         NOTICE: The signature(s) to this assignment must
paragraph)                  correspond with the name(s) as written upon the face
                            of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in            Signatures must be guaranteed by a financial
box to left of              institution of the type described in the current
signature guarantee)        prospectus of the Fund.

PLEASE NOTE:  This document contains a watermark             OppenheimerFunds
when viewed at an angle.  It is invalid without this         logotype
watermark:

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THIS SPACE MUST NOT BE COVERED IN ANY WAY